1 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved RBC Capital Markets Global Financials Conference 2021 Greg D. Carmichael Chairman & Chief Executive Officer March 10, 2021

2 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Cautionary statement This presentation contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance, capital actions or business. They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “is anticipated,” “potential,” “estimate,” “forecast,” “projected,” “intends to,” or may include other similar words or phrases such as “believes,” “plans,” “trend,” “objective,” “continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs. You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set forth in our most recent Annual Report on Form 10-K as updated by our filings with the U.S. Securities and Exchange Commission (“SEC”). When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements we may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to us. We undertake no obligation to release revisions to these forward-looking statements or reflect events or circumstances after the date of this document. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) effects of the global COVID-19 pandemic; (2) deteriorating credit quality; (3) loan concentration by location or industry of borrowers or collateral; (4) problems encountered by other financial institutions; (5) inadequate sources of funding or liquidity; (6) unfavorable actions of rating agencies; (7) inability to maintain or grow deposits; (8) limitations on the ability to receive dividends from subsidiaries; (9) cyber-security risks; (10) Fifth Third’s ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; (11) failures by third-party service providers; (12) inability to manage strategic initiatives and/or organizational changes; (13) inability to implement technology system enhancements; (14) failure of internal controls and other risk management systems; (15) losses related to fraud, theft, misappropriation or violence; (16) inability to attract and retain skilled personnel; (17) adverse impacts of government regulation; (18) governmental or regulatory changes or other actions; (19) failures to meet applicable capital requirements; (20) regulatory objections to Fifth Third’s capital plan; (21) regulation of Fifth Third’s derivatives activities; (22) deposit insurance premiums; (23) assessments for the orderly liquidation fund; (24) replacement of LIBOR; (25) weakness in the national or local economies; (26) global political and economic uncertainty or negative actions; (27) changes in interest rates; (28) changes and trends in capital markets; (29) fluctuation of Fifth Third’s stock price; (30) volatility in mortgage banking revenue; (31) litigation, investigations, and enforcement proceedings by governmental authorities; (32) breaches of contractual covenants, representations and warranties; (33) competition and changes in the financial services industry; (34) changing retail distribution strategies, customer preferences and behavior; (35) difficulties in identifying, acquiring or integrating suitable strategic partnerships, investments or acquisitions; (36) potential dilution from future acquisitions; (37) loss of income and/or difficulties encountered in the sale and separation of businesses, investments or other assets; (38) results of investments or acquired entities; (39) changes in accounting standards or interpretation or declines in the value of Fifth Third’s goodwill or other intangible assets; (40) inaccuracies or other failures from the use of models; (41) effects of critical accounting policies and judgments or the use of inaccurate estimates; (42) weather-related events, other natural disasters, or health emergencies (including pandemics); (43) the impact of reputational risk created by these or other developments on such matters as business generation and retention, funding and liquidity; and (44) changes in law or requirements imposed by Fifth Third’s regulators impacting our capital actions, including dividend payments and stock repurchases. You should refer to our periodic and current reports filed with the SEC for further information on other factors, which could cause actual results to be significantly different from those expressed or implied by these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. In this presentation, we may sometimes provide non-GAAP financial information. Please note that although non-GAAP financial measures provide useful insight to analysts, investors and regulators, they should not be considered in isolation or relied upon as a substitute for analysis using GAAP measures. We provide a discussion of non-GAAP measures and reconciliations to the most directly comparable GAAP measures in later slides in this presentation, as well as on pages 26 through 28 of our 4Q20 earnings release. Management does not provide a reconciliation for forward-looking non-GAAP financial measures where it is unable to provide a meaningful or accurate calculation or estimation of reconciling items and the information is not available without unreasonable effort. This is due to the inherent difficulty of forecasting the occurrence and the financial impact of various items that have not yet occurred, are out of the Bancorp's control or cannot be reasonably predicted. For the same reasons, Bancorp's management is unable to address the probable significance of the unavailable information. Forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measures may vary materially from the corresponding GAAP financial measures.

3 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Living our purpose guided by our vision and values Our Vision Be the One Bank people most value and trust Our Core Values Our Purpose To improve the lives of our customers and the well-being of our communities Work as One Bank Take Accountability Be Respectful Act with Integrity Our purpose, vision, and core values support our commitment to generating sustainable value for stakeholders

4 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Committed to generating sustainable value Environmental, Social, and Governance (ESG) actions and impact Actions Impact $35.5BN Community commitment delivered1 $18 Minimum wage per hour (since 2019) $2.8BN commitment To accelerate racial equity, equality and inclusion 6 goals by 2025 To support inclusion and diversity within workforce and for its diverse suppliers 2.5M+ People educated through our L.I.F.E. programs2 200,000 Hours community service3 59% Women in workforce 33% Board gender diversity Carbon neutral In 2020 for our operations, including scopes 1, 2 and 3 (business travel) First regional U.S. bank to achieve neutrality $8BN Sustainable financing goal by 2025 World’s Most Ethical Companies Recognized by Ethisphere in 2021 Most Responsible Companies Recognized by Newsweek in 2020 America’s Best Large Employers Recognized by Forbes in 2021 Outstanding Rating on our most recent CRA exam 100% Score Human Rights Campaign Corporate Equality Index for sixth consecutive year A- Leadership Band 2019 & 2020 CDP surveys Green Power Leadership 2020 award from Environmental Protection Agency Winning “W” Company Recognized by 2020 Women on Boards (2020WOB) 12016-June 2020; 2since 2004; 32019-2020

5 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved 17.2% 5.9% 20-Apr 20-Dec 14.6% 6.7% 20-Apr 20-Dec 6.7% 5.6% USA SE of F 3.1% 6.1% USA SE of F 10.0% 11.8% USA SE of F Strong regional banking footprint well positioned in high growth markets FITB markets with a top 3 deposit share Key Southeast MSAs of focus Regional banking footprint is well-positioned Well-positioned in key Southeast markets Expected household income growth2 US Average Key Southeast MSAs of Focus Represents a FITB Southeast retail market for 10+ years Expected population growth2Unemployment rate1 April 2020 December 2020 Unemployment rate1 i11.3% i.7.9% US Average 1Data as of 12/31/20 and sourced from S&P Global Market Intelligence; unemployment rate weighted based on avg. capped deposits as of June 2020 FDIC data (deposits capped at $250 million per branch); 2Data sourced from S&P Global Market Intelligence and is for the 2021-2026 period; based on weighted average population and households of key Southeast MSAs of focus; 3Based on June 2020 FDIC capped deposits per branch location with deposit balances. April 2020 December 2020 #6 in FITB Southeast MSAs - locations #7 in FITB Southeast MSAs - deposits3 3K Southeast employees (75% sales) $26BN deposits $16BN loans +30% consumer customer growth • Targeting 70 additional SE de novo branches to be opened by YE23 • Targeting to hire ~30 experienced bankers in commercial middle market and W&AM by YE21 • FITB Southeast loan portfolio has lower CRE density than almost all Southeast headquartered banks (>$1BN) #9 in Southeast states #12 in Southeast states Since 2016

Continually improving the digital experience and deepening relationships

Select actions

Digital availability for core products

Account opening

Checking	✓
Savings	✓
Card	✓
Unsecured loans	✓
Indirect auto	✓
Mortgage	✓

- Lowered reliance on consumer deposit fees over the past several years (overdrafts and ATM fees)
- Seamless digital deposit account opening and onboarding experience for customers



Impact

Fifth Third checking household growth 2016 – 2020 CAGR (ex. MB)



5.3%
1.8%
2.4%
0.5%
■ Southeast FITB
■ Midwest FITB
■ Total FITB
■ U.S. Average
(Census Bureau)

- Southeast households increased >20% since 2016
- 90% of mortgage apps taken digitally
- Overall top quartile among peers in a recent retail banking survey
- Top-rated mobile app
- Mobile app – and overall digital - adoption above peers

Strategic initiatives to accelerate future growth

1 Momentum Banking (fintech product with local presence)

- Access to paycheck up to 2 days early
- Advance $50+ against next paycheck avoid cash shortfalls
- Advanced fraud protection
- Dark web monitoring
- Accelerated deposit availability
- Simple savings goals (algorithm-based)
- Expert advice
- No monthly service fee
- No minimum balance
- No fees at >50,000 ATMs nationwide

2 Machine learning-driven customer insights with enhanced banker dashboards (customer recommendation engine)

3 Mobile app enhancements

- New user interface with easier navigation to open accounts
- Customizable account alerts
- Digital messaging supported by AI chatbot



4 Enhanced credit card offering ("Cash/Back")



- Unlimited 1.67% or 2% cash back
- $0 annual fee; no expiration on cash back
- Contactless payments and digital wallet integration

Checking households exclude express banking; Southeast includes Tennessee, Florida, North Carolina, South Carolina and Georgia markets.

6

© Fifth Third Bancorp | All Rights Reserved

7 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Peer 6 Peer 8 Peer 2 Peer 5 Peer 4 Peer 3 Peer 7 Peer 9 (40%) (35%) (30%) (25%) (20%) (15%) (10%) (5%) 0% (30%) (20%) (10%) 0% 10% 20% Securities portfolio continues to provide differentiated performance 58% 45% 39% 34% 34% 33% 32% 28% 8% 0% 1.60% 1.90% 2.08% 1.87% 1.81% 1.95% 1.89% 2.02% 3.10% 2.26% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 0 0.1 0.2 0.3 0.4 0.5 0.6 0.7 Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 x Peer 9 4Q20 Securities Yield Peers include FITB board approved peers excluding FHN due to merger impacts; 1Median is the intersect; data from recent 10-K or regulatory filings; TFC is excluded due to merger impacts; 2Data from recent 10-K or regulatory filings; securities portfolio purchases calculated as 2Q20 - 4Q20 purchases of AFS and HTM securities divided by December 31, 2020 amortized securities balances; 3Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures New securities added over past 9 months as a % of 12/31/20 balances2YoY change in portfolio interest income vs. YoY change in securities portfolio balances1 4Q20 vs. 4Q19 change in securities portfolio balances (amortized cost) 4 Q 2 0 v s . 4 Q 1 9 c h a n g e i n p o rt fo li o i n te re s t in c o m e Securities portfolio continues to be favorably positioned Stable securities balances and income compared to last year, with higher yields and lower reinvestment risk than all other peers; continue to expect ~$1 billion per quarter of portfolio cash flows through 20213 Balances flat Interest Income down 5% Minimal cash deployment at historically low rates Peer median: 34% securities added

8 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Well positioned to benefit from higher rates Record deposit growth combined with stable securities and loan balances has led to significant cash position… +$15 $0 +$5 +$10$ b ill io n s Deposit Betas 70% 38% 30% 20% P o te n ti a l in c re a s e i n in v e s tm e n t s e c u ri ti e s 1 % change in annual NII versus static rates (12/31/20) +100 bps Parallel Ramp over next 12 months Year 2 Impacts last cycle beta • Scenario A would result in 15% higher annual NII (or ~$0.70 per share2) • Pro forma benefit from cash deployment modeled at 2% spread to IOER • Industry liquidity could result in lower betas during next rising rate cycle We remain well positioned for the environment as deployment of excess liquidity could provide significant earnings power A +7% +8% +10% +11% +13% +15% +16% +13% +14% +16% +18% +15% +16% +18% +20% current disclosure +5% $27 $10 $37 Commercial Consumer 4Q20 vs. 4Q19 Δ $ billions; Average balances Transactional deposit growth +28% as of 12/31/20 4Q20 vs. 4Q19 December 2020 core deposit growth core deposit cost excess liquidity$30BN+ 5 bps …which could lead to meaningful NII improvement in a rising rate scenario when deployed 1Investment increases are shown for illustrative purposes only and are not intended to reflect expected investment gains. Future performance of investments depends on many factors including the make-up of the securities portfolio at any time, changes in interest rates, and changing market conditions. Results may vary. Please refer to most recent 10-K filling for additional disclosures around Fifth Third’s ALM modeling methodology; 2Assuming an average fully diluted share count of 722MM.

9 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Robust capital levels well above current targets reflect strong earnings power Under the current 12-month net income look back test: Assuming the SCB framework is in effect: • Fifth Third has $1BN+ of 2021 repurchase capacity, considering:  the $180MM in share repurchases already executed in 1Q21  no change to our reserve coverage  FY21 net income of ~$2BN, reflecting the January 2021 guidance • ~$1BN in 2021 repurchases represents ~$0.11 in annual EPS accretion1 $14.7 ~$2 ~$0.8 ~$2.4 ~$13.5 Near term potential for over $3BN capital return 12/31/20 CET1 $ Pro forma CET1 FY21 Consensus Net Income FY21 Dividends Potential excess capital Assumes stable dividends Includes $180MM repurchase executed in 1Q21 $ in billions; analysis assumes stable RWA 10.3% CET1 ratio 9.5% CET1 ratio Significant repurchase capacity under current framework or the SCB 1Assuming $37 per share and an average fully diluted share count of 722MM.

10 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Fifth Third value proposition Generating strong relationship growth in all our markets with a focus on our Southeast expansion, and on continually improving the digital experience Diversified and growing fee revenues to support profitability and generate strong returns Investing for long-term outperformance (people, processes, technology) while still delivering strong financial results Focused on deploying capital into organic growth opportunities, maintaining a strong dividend, non-bank opportunities and share repurchases; Bank acquisitions remain a lower priority Maintaining a disciplined approach to rate and credit risk management Significantly different bank compared to the Fifth Third from a decade ago (credit, capital, management, culture) 1 2 3 4 5

11 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Appendix

12 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved 5% 14% 34% 45% Financial Elite Mass Affluent Mass Market Lower Market $3,581 $3,779 $2,454 $1,317 Financial Elite Mass Affluent Mass Market Lower Market Customer trends in the current environment Deposits remain elevated vs. pre-pandemic levels $27 $27 $27 $35 $34 $32 $28 $27 $26 $25 $24 $24 $24 $24 $24 36% 36% 37% 47% 46% 42% 38% 37% 35% 33% 32% 32% 32% 32% 32% 0 5 10 15 20 25 30 35 40 Commercial utilization rate Outstanding Commercial revolving lines of credit ($s in billions) Commercial revolver rates below pre-pandemic levels $123 $121 $121 $127 $138 $149 $152 $151 $152 $154 $154 $157 $158 $156 $155 Average core deposits ($s in billions) Increased consumer digital channel usage 70% 73% 4Q19 4Q20 4Q19 4Q20 4Q19 4Q20 4Q19 4Q20 % of digital transactions Mobile log-ins Mobile deposit transactions +6% +13% +21%+3% Online log-ins Year-over-year changes Utilization rate peaked at 48% in early April Consumer deposit trends – Fifth Third portfolio Dec-20 vs. Dec-19 Average growth (checking accounts per household) by consumer income segment1 Average deposit balance growth per checking household1 1Consumer income segments defined by 12/31/20 checking account balances; Financial Elite – S1M+, Mass Affluent - $100K-$999K, Mass Market - $10K-99K, and Lower Market - <$10K ~325K ~965K ~490K ~370K approx. # households

13 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Delivering a better commercial client experience and growing revenues  Completed acquisition of H2C  Greenwich 2020 middle market customer experience winner Augment industry verticals Deepen relationships with enhanced Treasury Management offering Enhance client and banker experience through process and digital enhancements (incl. digital trade platform enhancements) Middle market banking growth and market share opportunities (Southeast and expansion markets, healthcare) $753 $836 $930 FY18 FY19 FY20 Growing and diversifying fees in the Commercial business Total commercial banking revenue Component of service charges on deposits Treasury Management Other (incl. business lending fees) Strategic Advisory & Investment Banking (incl. M&A) Institutional Brokerage Financial Risk Management (FRM) Debt Capital Markets (DCM) Strategic initiatives to accelerate future growth 1Income from relationship with Bellwether Enterprise predominantly captured in other noninterest income 1 $ in millions Recent proof points Renewable banking Cash Management Solutions 1 2 3 4

14 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Paycheck Protection Program update1 PPP loan balance assumptions ($ billions; Average Balance) 1Q21 2Q21 3Q21 4Q21 Wave 1 & 2 Wave 3 Total 3Q20 4Q20 $5.2 $5.1 $4.4 $3.2 $1.3 $0.4 - - $0.8 $1.6 $1.7 $1.6 $5.2 $5.1 $5.2 $4.8 $3.0 $2.0 Actual Current expectations Expected yield 2.3% 1.9% 2.2% previously $4.6 previously $4.0 previously $1.2 unchanged unchanged previously $2.0 previously $2.0 previously $1.9 previously $5.3 previously $5.6 previously $3.1 previously $2.1 Currently expect prepayments on Wave 1 and 2 sooner than previous forecast Wave 3 production slightly down from previous forecast reflecting muted demand Ex. accelerated forgiveness Higher than 1.8% previously communicated given smaller loan sizes Lower than 2.4% previously communicated given prepay impacts 1Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures

15 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved $8 $8 $8 $8 $8 $8 $8 $8 $8 $7 $7 $7 $3 $3 $2 $1 $1 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $3 $11 $11 $11 $11 $11 $11 $11 $11 $11 $10 $10 $10 $6 $6 $5 $4 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 Swaps Floors ($3BN @ 2.25% 1-month LIBOR strike) ($8BN receive fixed / pay 1-month LIBOR) Notional value of cash flow hedges ($ billions) Cash flow hedges provide long-term NII protection in face of interest rate headwinds Actual Hedges expected to generate an annual NII benefit of ~$300MM through 4Q22 relative to an unhedged position3 Assuming no change to 1ML beyond 3/9/2021 Cash flow hedges will continue to protect NIM for next 4 years4Q20 composition of NII from cash flow hedges1 Blended rate of swaps will continue to improve throughout time: • 4Q20-4Q22: 3.02% • 1Q23-3Q23: 3.08% • 4Q23-1Q24: 3.09% • 2Q24: 3.14% • 3Q24-4Q24: 3.20% 1Data from S&P Global Market Intelligence and recent 10-Q/K or regulatory filings, peers include FITB board approved peers excluding HBAN due to disclosure limitations; 2peers did not disclose weighted-average life of hedge portfolio; 3Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures 9.5% 9.1% 8.9% 6.0% 5.1% 5.0% 4.7% 2.4% 0.6% 0.0% 4.1 2.1 0.9 3.3 2.3 1.0 1.8 0.0 Peer 1 Peer 2 Peer 3 x Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 % of NII from CF hedges WA Life remaining on CF hedges 2nd highest WAL among peers who disclose 2 2

16 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Additional opportunities to reduce funding costs as long-term debt and CDs mature Long-term debt and CD maturities present additional opportunities to reduce interest expense in 2021 and beyond $ in millions; rates disclosed are net of fair value hedges, where applicable @0.72% @2.25% @0.67%1 @2.88% @3.50% @0.85% @2.60% 1Rate disclosed is blended between two notes maturing within that quarter; 2As of 12/31/20; includes other time and certificates - $100,000 and over; 3Represents forward looking statement, please refer to page 2 of this presentation regarding forward-looking non-GAAP measures $1,250 $800 $850 $300 $250 $500 $700 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Bank Bancorp @0.49%1 @0.65% @2.25% @0.66%1 @2.88% @3.50% @0.85% @2.60% Expect liability repricing benefits in 2021 and beyond given CD and fixed rate debt maturities, even under the current Moody’s LGF framework3 • Upcoming long-term debt maturities and CD maturities provide opportunity to further reduce interest expense given rate environment • Upcoming total CD maturity schedule2: • 1Q21: $1.4BN at 0.76% • 2Q21: $2.1BN at 0.85% • 3Q21: $0.6BN at 0.51% • 4Q21: $0.3BN at 0.57% • 1Q22: $0.2BN at 0.93%

17 Classification: Internal Use Fifth Third Banc rp | All Rights Reserved Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 10 Peer 9 0% 1% 2% 3% 4% 5% 6% 7% 8% 65% 95% 125% 155% 185% 215% 245% 275% 10.3% 9.8% 10.8% 10.3% 10.3% 9.0% 10.0% 10.0% 9.7% 9.9% 9.7% 1.8% 2.1% 1.4% 2.2% 1.5% 2.2% 1.6% 1.8% 1.4% 1.5% 1.7% 1.8% 1.2% 0.6% 0.7% 0.5% 14.0% 13.2% 12.7% 12.6% 12.1% 11.8% 11.8% 11.7% 11.7% 11.4% 11.1% FITB Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 CET1 ACL AOCI Disciplined credit risk management and proactive monitoring Proactive real-time monitoring of credit risk exposures Remain disciplined in our CRE portfolio2 • Utilizing purpose-built client specific early warning systems for both public and private companies through a combination of internal portfolio data and third- party data • Immediate alerts to prompt teams when credit deterioration is detected • Enhanced reporting capabilities to track accommodation requests prompted by COVID with high levels of granularity, beyond payment deferral data 1Data sourced from recent regulatory filings; peers include FITB board approved peers; PNC, HBAN, and MTB are presented on a pro-forma basis adjusting for the impact of announced mergers; 2Median is the intersect of the CRE portfolio graph. Peer labeling may differ between graphs 4Q20 CRE as a % of total capital 4 Q 2 0 H ig h V o la ti li ty C R E a s a % o f C R E Well-defined concentration limits in place • Quantitatively-developed, robust risk- based concentration limits • Concentration limits ensure responsible growth and allocation of lending capacity by industry sector, geography, and product As a % of 4Q20 RWA Significant CET1 + additional loss absorbency relative to peers1